                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 8, 2007

                                 Belden CDT Inc.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           Delaware                     001-12561                  36-3601505
(State or other jurisdiction    (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
          (Address of Principal Executive Offices, including Zip Code)

                                 (314) 854-8000
              (Registrant's telephone number, including area code)

                                       n/a
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

     Exhibit 99.1 News Release dated February 8, 2007

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 8, 2007, Belden CDT Inc.(the "Company") issued a press release announcing its financial results for the quarter and full year ended December 31, 2006. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this current report.

The information in this Item 2.02 and in the press release (attached as Exhibit
99.1 to this current report) shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise be subject to the liabilities of that Section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

99.1 Company news release dated February 8, 2007, titled "Belden Announces Fourth Quarter 2006 Results."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BELDEN CDT INC.


Date: February 8, 2007                  By: /s/ Kevin L. Bloomfield
                                            ------------------------------------
                                            Kevin L. Bloomfield


                                        3